                               EXHIBIT 10.28



        THIS LEASE, made as of the 20th day of July, 1995, by and between 46.25 ASSOCIATES, L.P., a Delaware limited partnership having an office and P.0. Address at c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as "Landlord") and MICROFRAME, INC., a New Jersey corporation, having its principal office at 21 Meridian Road, Edison, New Jersey 08820 (hereinafter referred to as "Tenant").


                      W I T N E S S E T H:


        WHEREAS, the Landlord has constructed a multi-use building (hereinafter referred to as "Building") for the purposes of office use and processing operations for distribution in conjunction with the business being conducted in the office portions of the Building, commonly known as Building No. 300 located within the area designated as Lot No. 46.25 (hereinafter referred to as "Lot No. 46.25") on the attached plot plan (hereinafter referred to as "Plot Plan") which is annexed hereto as Exhibit "A" and made a part hereof; and

        WHEREAS, Landlord has constructed or may construct additional buildings on Lot Nos. 46.24 and 46.25; and

           WHEREAS, Tenant is desirous of leasing from Landlord and Landlord is desirous of leasing to Tenant certain premises in the MIDDLESEX BUSINESS CENTER (hereafter referred to as "Center") hereinafter described, upon and subject to the provisions, agreements, covenants and conditions set forth herein;

        NOW, THEREFORE, it is mutually agreed as follows:


              ARTICLE 1. DEMISED PREMISES AND TERM

            Section 1.01.(a) In consideration of the rents and additional rents hereinafter reserved and all of the provisions, agreements, covenants and conditions hereinafter contained, Landlord hereby leases and demises to Tenant, and Tenant hereby hires, leases and takes from Landlord approximately 5,112 square feet of floor space ("Floor Space") in the Building and the loading dock facilities appurtenant thereto ("Loading Dock"), more particularly indicated and described by cross-hatching on the Plot Plan (the Floor Space and Loading Dock being hereinafter collectively referred to as the "Demised Premises") located on Lot No. 46.25 in the Center located in the BOROUGH of SOUTH PLAINFIELD, COUNTY OF MIDDLESEX and STATE OF NEW JERSEY, together with all improvements to be constructed thereon by the Landlord for the use of the Tenant, and all easements, tenements and appurtenances thereto.

          Section 1.01.(b) The parties acknowledge that the Landlord intends to erect or has erected other buildings on Lot Nos. 46.24 and 46.25 (which may be different in design and construction from the Building) which buildings may be constructed at the sole option of Landlord. Landlord shall have sole control and discretion in connection with the scope, design and aesthetics of any such
additional  construction.    Landlord  shall  perform  any  such  additional
construction in a manner so as to minimize interference with Tenant's use of the Demised Premises for the purposes set forth in Section 2.01 hereof, provided that in no event shall Landlord be required to use overtime or premium pay labor. If any such additional construction prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof for three
(3) consecutive days, then all annual minimum rent and all additional rent payable pursuant to Section 7.03, Article 12 and Article 14 shall abate from




the day such additional construction prevented Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof to the day on which such additional construction no longer prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof.

          Section 1.01.(c)  The Demised Premises are demised and let subject to
(i) the existing state of the title thereof; (ii) any state of facts which an accurate survey or physical inspection thereof might disclose; (iii) all zoning regulations, restrictions, rules and ordinances now in effect or hereafter adopted by any governmental authority having jurisdiction; and (iv) any utility, sewer or drainage easements or agreements and the installations made pursuant thereto now existing or hereafter granted or installed; all without representation or warranty by Landlord, except as expressly set forth herein. Landlord represents that to its knowledge, as of the date hereof, none of the foregoing will prohibit the use of the Demised Premises for the purposes set forth in Section 2.01 hereof.

        Section 1.02. As long as Tenant occupies the Demised Premises, Tenant, together with its employees, customers, invitees and business guests, shall have the right to use, in common with Landlord, its successors, assigns, tenants, subtenants, designees, concessionaires, licensees and any of their customers, invitees, and business guests, all of the Common Areas (as such term is defined in Section 12.01 hereof) at any time and from time to time existing within Lot Nos. 46.24 and 46.25, except for areas reserved for the exclusive use of other tenants, occupants, or designees and except for periods of time during which the Common Areas are being repaired, altered or reconstructed. Neither Landlord nor Tenant nor anyone holding under or through either of them shall make any charge for the use of the Common Areas to the other or to the customers, invitees or business guests of Landlord or Tenant or of anyone else hereinbefore granted the right to use the Common Areas, except as provided in Article 12 of this Lease.

         Section 1.03. The term ("Term") of this Lease shall be FOUR (4) years from and after the commencement date ("Commencement Date"), which date shall be: (a) the date upon which the Demised Premises are first occupied by Tenant and Tenant is actually conducting business in the Demised Premises, or (b) thirty (30) days following the date upon which Landlord's Work (as hereinafter defined) shall be duly certified by Landlord or Landlord's agent as being substantially complete, except for those items, the completion of which will not unreasonably or materially interfere with Tenant's use and occupancy of the Demised Premises as provided herein, whichever date shall first occur, and shall expire on the date which is the FOUR (4) year anniversary of the last day of the calendar month in which said Commencement Date shall occur ("Expiration Date").

        Section 1.04. The parties shall, within ten (10) days following request of the other, execute a written document, in recordable form, expressing the Commencement Date and Expiration Date of the Term hereof, as such have been determined in accordance with the provisions of this Lease.

            Section 1.05. The term "Lease Year" is defined to mean twelve (12) consecutive calendar months; the first Lease Year to commence on the first day of the immediately succeeding calendar month following the Commencement Date and each succeeding Lease Year to commence on the anniversary date of the commencement of the first Lease Year. The portion of the Term prior to the first Lease Year shall be deemed a "Partial Lease Year" and any obligations of Tenant for such Partial Lease Year shall be prorated on a per diem basis.








                   ARTICLE 2. USE AND OPERATION

           Section 2.01. Subject to the other provisions of this Lease, Tenant shall occupy and use the Demised Premises solely for office purposes and purposes incidential thereto and processing operations for products for distribution in conjunction with the business being conducted in the office portion of the Demised Premises, and for no other use. Tenant hereby covenants and agrees that it, its successors and assigns, or anyone holding by, through or under them, shall not use, nor permit the use of the Demised Premises for any other use or purpose. Immediately following certification under Section
1.03 above, Tenant shall fixture, furnish and equip the Demised Premises for Tenant's intended business purpose and upon the Commencement Date, Tenant shall occupy and open for business in the Demised Premises.


                         ARTICLE 3. RENT

          Section 3.01. The annual minimum rental during the Term shall be the sum of FORTY THOUSAND EIGHT HUNDRED NINETY SIX and 00/100 ($40,896.00) DOLLARS, which Tenant agrees to pay to Landlord in lawful money of the United States in equal monthly installments of THREE THOUSAND FOUR HUNDRED EIGHT and 00/100 ($3,408.00) DOLLARS each, in advance, on the first day of each calendar month during the Term hereof at the office of Landlord or such other place or to such other person or party as Landlord may designate, without prior demand therefor and without any setoff or deduction whatsoever, except as herein provided. Annual minimum rent and additional rent shall be prorated for a fraction of a month, if any, based on the number of days within such fractional month.

             Section 3.02. All taxes, charges, costs and expenses which Tenant assumes or agrees to pay under any provision of this Lease, together with any and all other sums which may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the provisions, covenants and conditions of this Lease on Tenant's part to be performed, and each or any of them, shall be collectible and recoverable as additional rent, and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided as in the case of nonpayment of annual minimum rent.


                    ARTICLE 4. SUBORDINATION

          Section 4.01. This Lease and all rights of Tenant hereunder are, and shall be, subject and subordinate to any mortgages, deeds of trust (including blanket mortgages or deeds of trust covering the Demised Premises and/or the Center and/or other properties) or any other security interest which has been or which hereinafter may affect the Demised Premises, and to any ground or underlying leases of all or part of the Center, and to any renewals, modifications, consolidations, replacements and extensions thereof (hereinafter collectively referred to as "Landlord's Financing"). Upon request of Tenant, Landlord shall request a non-disturbance agreement in favor of Tenant from any of the foregoing parties; provided, Tenant understands that such granting of a non-disturbance agreement is in the sole discretion of any of such parties and Landlord shall not be deemed to be in default under this Lease in the event any such party shall refuse to grant a non-disturbance agreement to Tenant. Tenant acknowledges that the interest of Landlord under this Lease may be assigned by Landlord as collateral security to any of the foregoing parties holding interests to which this Lease is subject and subordinate. In the event of foreclosure of any such interest, or termination of any such ground or underlying lease, or in the event of an exercise of the power of sale under any mortgage or other security interest made by Landlord covering the premises of which the Demised Premises forms a part, Tenant shall recognize the rights of





any such party under and pursuant to the provisions of such collateral assignment and Tenant shall be deemed to have automatically attorned to and acknowledged the purchaser or purchasers upon any foreclosure or sale and recognized such purchaser or purchasers as the Landlord under this Lease.

      Section 4.02. The provisions of Section 4.01 shall be self-operative, but Tenant covenants and agrees that it shall, within fifteen (15) days following request, at any time or times, execute, acknowledge and deliver to Landlord any instruments in order to subordinate this Lease and Tenant's rights hereunder, as aforesaid, said instruments to be in the form reasonably required by any mortgagee, ground lessor or other secured party.

      Section 4.03.  There is no Section 4.03 to this Lease.

      Section 4.04. Landlord and Tenant shall, at any time and from time to time, upon not less than fifteen (15) days prior notice from the other party hereto, execute, acknowledge and deliver to such other party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not Landlord is in default in the performance of any provision, covenant or condition contained in this Lease, and if so, specifying each such default, and containing any other statements or certifications reasonably required by a mortgagee, and/or ground lessor and/or other secured party, it being intended that any statement or certification delivered pursuant to this Section may be relied upon by any party to whom it may be delivered by Landlord or Tenant, as the case may be.


                     ARTICLE 5. AS IS

         Section 5.01. Tenant has examined the Demised Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Demised Premises, except as is in this Lease specifically set forth, and Tenant specifically acknowledges that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the Demised Premises and Tenant agrees to accept the Demised Premises "as is". Notwithstanding the foregoing, Landlord shall, at Landlord's cost and expense, perform the work set forth on Exhibit B annexed hereto and made a part hereof (such work is herein referred to as "Landlord's Work").

        Section 5.02. Landlord or Landlord's contractor may give Tenant notice that Landlord's Work is substantially complete and that it is practicable for Tenant to enter the Demised Premises for the performance of work by Tenant necessary to occupy the Demised Premises and open for business, and if such notice shall be given, Tenant shall promptly thereafter commence all work that is necessary to open the Demised Premises for business. Subject to the foregoing provisions of this Section, Tenant shall have the right to install its fixtures and equipment during the period in which Landlord is performing Landlord's Work, provided Tenant does not interfere with the progress of Landlord's Work, and all work is performed by local union labor, and, further, provided, that insurance meeting the requirements of Section 7.02 is furnished, or caused by Tenant to be furnished, to Landlord prior to any such entry. Such entry into the Demised Premises by Tenant prior to the Commencement Date is and shall be at the Tenant's sole cost and risk, except for the negligence or willful misconduct of Landlord or its employees, agents or contractors, and the provisions of Section 7.01 and Section 7.02 shall be applicable during any such






period prior to the Commencement Date. All fixturing and/or other work to be performed by or on behalf of Tenant (other than Landlord's Work hereunder) shall be done in accordance with plans and specifications therefor submitted to and approved by Landlord prior to the commencement of such fixturing and/or other work, which approval shall not be unreasonably withheld or delayed, and in accordance with and subject to the provisions of Article 19 hereof. No changes (other than immaterial changes necessitated by field conditions) shall be made in said plans and specifications nor shall there be any deviation in the prosecution of the work in accordance with said plans and specifications without Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Notwithstanding the prohibition against non-union labor set forth above, Tenant may use or employ non-union labor to perform the work to be performed by Tenant under this Lease; provided, however, if Tenant's use of non-union labor causes or results in a labor dispute delaying or interfering with the progress of any other construction within the Center or with the operation of the Center, Tenant shall within twenty-four
(24) hours following notice from Landlord (which may be oral or written) cause each conflicting labor to leave the Demised Premises, and thereafter Tenant shall prosecute its work only with local union labor.

        Section 5.03. If Tenant claims that some or all of Landlord's Work has not been performed by Landlord upon delivery of notice of substantial completion of Landlord's Work, as provided herein, Tenant shall, within fifteen
(15) days of said date (or fifteen (15) days following the date Tenant opens for the transaction of business, whichever date is sooner), submit to Landlord a written list of the work Tenant claims remains to be performed by Landlord, and Landlord shall have thirty (30) days thereafter to complete such work. If Landlord fails to complete such work within such thirty (30) day period, the sole remedy of Tenant shall be to complete such work and Tenant shall have the right to set off the cost thereof from the rent due Landlord in order to reimburse Tenant for the cost and expense of completion of the work. Upon written request of Landlord, Tenant will, within five (5) days following request (but not sooner than the expiration of the applicable fifteen (15) day period set forth in the first sentence of this Section), furnish to Landlord a written statement that Tenant is in occupancy of the Demised Premises, that Landlord's Work has been completed in accordance with Landlord's obligations or in lieu thereof, a list of the work Tenant claims to be incomplete.

         Section 5.04. Notwithstanding anything contained in this Lease to the contrary, Landlord will guaranty completion of Landlord's Work to provide for beneficial occupancy by the Tenant no later than August 15, 1995 provided that the Tenant has approved final floor plans and has furnished to Landlord carpet and paint selections and all other necessary information needed for Landlord to apply for a building permit (which permit shall be applied for no later than July 15, 1995).

      If possession of the Demised Premises (with Landlord's Work substantially completed) shall not be delivered to Tenant on or prior to such date, Tenant shall have the right to cancel this Lease upon ten (10) days notice to Landlord, unless possession of the Demised Premises (with Landlord's Work substantially completed) shall be delivered to Tenant prior to the expiration of such ten (10) day period. If Tenant shall not exercise such right of cancellation and Landlord's Work shall not be substantially completed (or deemed substantially completed) on or before August 15, 1995, then Tenant shall receive a credit against the payment of two (2) days of annual minimum rent accruing hereunder for each day following August 15, 1995 on which Landlord's Work shall not be substantially complete (or deemed substantially complete). Tenant's right to cancel this Lease and the credit against the payment of annual minimum rent accruing under this Lease, each as provided in this paragraph, shall be Tenant's sole remedies in the event Landlord's Work shall not be substantially complete (or deemed substantially complete) or prior to






the dates required in this Section 5.04.

      If the substantial completion of Landlord's Work is delayed by reason of:
(i) any act or omission of Tenant or any of its employees, agents or contractors; or (ii) any failure (not due to any act or omission of Landlord or any of its employees, agents or contractors) to plan or execute Tenant's work necessary for Tenant's occupancy of the Demised Premises with reasonable speed and diligence, or (iii) any changes by Tenant in Landlord's Work or any changes or substitutions requested by Tenant; or (iv) Tenant's failure to furnish plans and specifications required to be furnished by Tenant, or subsequent changes thereto; or (v) Tenant's request for materials, finishes or installations other than Landlord's typical building standard; or (vi) the performance or incompletion of work by a party employed or retained by Tenant; then Landlord's Work shall be deemed substantially completed on the date when the same would have been substantially completed but for such delay and, in addition, Tenant shall pay to Landlord all reasonable costs and damages which Landlord may sustain by reason of such delay.

        Section 5.05. If there shall be a delay in the construction, repair or restoration of the Demised Premises or Center or any portion thereof caused by strikes, riots, acts of God, shortages of labor or materials, national emergency, governmental restrictions, laws or regulations, the act or failure
to   act  of  Tenant,  including  without  limitation,  delays  in  delivering construction criteria and plan approval, or for any other cause or causes beyond Landlord's control, at Landlord's option such delay shall not be a violation of this Lease, and the time periods set forth in this Lease for any such work shall, at Landlord's option, be extended for a period of time equal to the period of delay.

                Section 5.06. The Plot Plan shows the approximate location of existing buildings, buildings under construction, proposed buildings and certain areas reserved for related site improvements and future construction at the option of Landlord. Landlord shall have the right to develop the Center in the manner it sees fit and in the sole and absolute discretion of Landlord: to construct or not construct any buildings other than the Building, to change the nature or identity of the occupants of any such buildings, and to vary the floor areas, stories and heights, sizes, shapes and design of any such buildings and the divisions or portions thereof. Landlord shall exercise its rights under this Section 5.06 in a manner so as to minimize interference with Tenant's use of the Demised Premises for the purposes set forth in Section 2.01 hereof, provided that in no event shall Landlord be required to use overtime or premium pay labor. If Landlord's exercise of its rights under this Section
5.06 prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or from having access to the Demised Premises, in either case, for three (3) consecutive days, then all annual minimum rent and all additional rent payable pursuant to Section 7.03, Article 12 and Article 14 shall abate from the day Landlord's exercise of such rights prevented Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or having access to the Demised Premises, as the case may be, to the day on which such exercise no longer prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or having access to the Demised Premises, as the case may be.


               ARTICLE 6. ALTERATIONS AND REPAIRS

        Section 6.01. No structural (or electrical, plumbing or other building system) alterations or additions shall at any time be made by or at the instance of Tenant without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant may make any non-structural non-electrical non-plumbing non-building system alteration upon






prior notice thereof to Tenant accompanied by plans or drawings showing the proposed work. All work, repairs, and/or alterations made by or at the instance of Tenant shall be done in a good and workmanlike manner, with first class new materials, in compliance with any applicable governmental rules and regulations, and subject to Article 19 hereof, and the cost thereof shall be paid by Tenant so that the Demised Premises shall at all times be free of liens for labor or materials supplied or claimed to have been supplied to the Demised Premises. Any alterations, installations, repairs, additions or improvements (inclusive of paneling and other wall coverings), except Tenant's trade fixtures, shall, at the option of Landlord, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises, as part thereof, at the expiration or sooner termination of the term of this Lease. If Tenant is in default hereunder or is dispossessed, or vacates the premises, voluntarily or otherwise, and fails to remove any property, equipment and fixtures within ten (10) days following notice by Landlord, then and in that event, the said property, equipment and fixtures shall be deemed to be abandoned and Landlord may remove and dispose of such property and charge the cost and expense of removal and disposal to Tenant. Trade fixtures shall be defined as fixtures and equipment used by Tenant in the operation of its business, but not including any fixtures and equipment which are part of the operation of the Demised Premises or the Building.

                Section 6.02. Anything to the contrary contained herein notwithstanding, it is expressly understood and agreed that Tenant may install, connect and operate such machinery, fixtures and equipment as may be deemed necessary or desirable by the Tenant for its business, subject to compliance with applicable rules and regulations of governmental bodies and bureaus having jurisdiction thereover. Subject to the terms and conditions of this Lease, the machinery, fixtures and equipment belonging to Tenant shall, at all times, be considered and intended to be personal property of Tenant, and not part of the realty, and subject to removal by Tenant, provided, at the time of such removal, that Tenant is not in default pursuant to any of the terms, covenants, provisions or conditions of this Lease beyond any applicable notice and cure periods. Tenant, at its own cost and expense, shall pay for any damage to the Demised Premises or Building caused by the installation thereof or such removal, and this obligation shall survive the expiration or sooner termination of the term of this Lease.

         Section 6.03. Landlord shall, following reasonable notice from Tenant, promptly make all necessary repairs and replacements to (i) the exterior and structural portions of the Demised Premises, including the foundations thereof, and (ii) all utility and plumbing systems and other building wide systems serving the Demised Premises to the extent such serve premises other than the Demised Premises and are not maintained by any utility company or municipality, provided, however, in no event shall Landlord be required to make any repairs or replacements caused by any act, omission, or negligence of Tenant, any sub-tenant, or concessionaire, or their respective employees, agents, invitees, licensees or contractors. Tenant shall make all other repairs and replacements to the Demised Premises. Tenant shall maintain throughout the term of this Lease, including any extension term hereof, a protective service maintenance contract with a contractor approved by Landlord, which approval shall not be unreasonably withheld or delayed, providing for periodic maintenance of the H.V.A.C. system serving the Demised Premises, including without limitation periodic changing of any and all filters, changing of belts, lubricating of equipment and maintenance of operating levels of freon in accordance with manufacturers specifications. Said contract shall provide for maintenance inspection and service not less than three (3) times per year. A copy of any such maintenance contract shall be delivered to Landlord on a yearly basis. Tenant shall keep all glass clean and in good condition, and Tenant shall replace any glass which may be damaged or broken with glass of the same quality. Tenant shall keep the sidewalk, if any, adjacent to the Demised






Premises free and clear of trash, litter and rubbish.

       Section 6.04. Nothing contained in this Lease shall authorize Tenant to do any act which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Demised Premises, or upon or in the Building or Center of which the same form a part; it being agreed that should Tenant cause any alterations, changes, additions, installations, improvements or repairs to be made to the Demised Premises, or cause materials to be furnished or labor to be performed therein or thereon, neither Landlord nor the Demised Premises shall, under any circumstances, be liable for the payment of any expense incurred or for the value of any work done or materials furnished to the Demised Premises or any part thereof. All such alterations, changes, additions, improvements, repairs, materials and labor shall be at Tenant's sole expense
and    T enant  shall  be  solely  and  wholly  responsible  to  contractors, subcontractors, laborers and materialmen furnishing labor and material to the Demised Premises or any part thereof. If, because of any act or omission of Tenant, any mechanic's or other lien or order for the payment of money shall be filed against the Demised Premises or the Building or improvements thereon or therein, or upon the Center, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant's own cost and expense, within ten (10) days after notice of the filing thereof, cause the same to be canceled and discharged of record, or furnish Landlord with a surety bond issued by a surety company reasonably satisfactory to Landlord, protecting Landlord from any loss because of nonpayment of such lien or claim, and Tenant hereby indemnifies and saves harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

             Section 6.05.  Except for the repair obligations of Landlord under
Section 6.03 above and the restoration obligations of Landlord under and as set forth in Articles 8 and 10 hereof and except as otherwise specifically provided in this Lease, the Tenant shall take good care of the Demised Premises and, at its cost and expense, keep and maintain in good repair the interior of the Demised Premises, including, but not limited to the air conditioning and heating plant, the plumbing pipes and fixtures belonging thereto; and shall repair or replace all mechanical and working parts used in connection with the air conditioning, electrical, heating and plumbing plants, fixtures and systems; and shall keep the water and sewer pipes and connections free from other obstructions; and shall generally maintain and repair the interior of the Demised Premises and shall, at the end or the expiration of the Term (or Extension Term, whichever is applicable), deliver up the Demised Premises in good order and condition, damages by the elements, ordinary wear and tear excepted. Tenant covenants and agrees that it shall not cause or permit any waste (other than reasonable wear and tear), damage or disfigurement to the Demised Premises, or any overloading of the floors of the Building.

          Section 6.06. At no time prior to or during the lease term shall Tenant cause any penetrations through the roof of the Demised Premises. Any proposed penetrations through the roof shall be made by Landlord's roofer or by a roofer qualified to Landlord.


               ARTICLE 7. INDEMNITY AND INSURANCE

           Section 7.01. Tenant hereby indemnifies and saves harmless Landlord from and against any claims and all loss, cost, liability, damage and/or expense, including, but not limited to reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the provisions, covenants or conditions of this Lease on Tenant's part to be observed or performed, (ii) the use or






occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iii) any acts, omissions, or negligence of Tenant or any such person, or any contractor, agent, servant, employee, visitor or licensee of Tenant, or any such person, in or about the Demised Premises. If any action or proceeding shall be brought against Landlord based upon any such claim, Tenant, upon notice from Landlord, shall cause such action or proceeding to be defended, at Tenant's expense, by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Landlord. The express indemnification obligation of Tenant pursuant to this Section 7.01 shall not apply to damage or injury which occurs as a result of a structural fault in the Demised Premises, or the failure of Landlord to perform its obligations with respect to the Common Areas, provided same are not the result of any act, omission or negligence or Tenant, or any contractor, agent, servant, employee, visitor or licensee of Tenant, provided, however, nothing contained in this sentence shall be deemed to relieve Tenant from its obligations under this Lease or for any joint responsibility or joint contribution obligations permitted at law or in equity.

          Section 7.02.  Tenant shall, during the Term (including any extension term) and during any period prior to the commencement of the Term during which Tenant or anyone acting by or on behalf of Tenant enters the Demised Premises, at Tenant's own cost and expense, maintain and provide, or cause to be maintained and provided: (a) comprehensive general liability insurance for the benefit and protection of Landlord and Tenant (said policy to name Landlord, ground lessor, if any, and any other parties designated by Landlord, as additional insureds) in an amount not less than $1,000,000 for injuries or death to any one person, and not less than $2,000,000 for injuries or death to more than one person in any one accident or occurrence and for damage to property in an amount not less than $500,000 arising out of any one accident or occurrence; (b) worker's compensation insurance covering all persons employed in connection with Tenant's use and occupancy of the Demised Premises or any construction or alteration work therein; (c) insurance against loss or damage to Tenant's contents, including without limitation, trade fixtures and equipment, by fire, lightning, and other risks from time to time included under standard "extended coverage" policies, and vandalism and malicious mischief, in amounts sufficient to prevent Landlord and Tenant from becoming co-insurers of any loss under such policy, but in any event, not less than 100 percent of the full insurable value of such property; (d) boiler and pressure vessel insurance on all of Tenant's equipment, parts thereof and appurtenances attached or connected to the Demised Premises which by reason of their use or existence are capable of bursting, erupting, collapsing or exploding, in the minimum amount of Five Hundred Thousand ($500,000.00) Dollars for damage to property resulting from such perils; and (e) insurance covering such other risks as may be requested by Landlord occasioned by or attributable to the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant, provided, any insurance required of Tenant pursuant to this clause (e) is also then being required by other landlords of space in the state of New Jersey similar to the Demised Premises (in terms of size and use). Said policies shall be issued by companies having a Best's Insurance Guide rating of "A" or better (and if such ratings shall no longer be available, then by companies reasonably satisfactory to Landlord), licensed to do business in the state in which the Demised Premises is located. Said policies or certificates thereof shall be delivered to Landlord at the commencement of the Term (or prior thereto in the event of earlier entry by Tenant upon the Demised Premises), together with proof of payment of premium therefor, and renewal policies or certificates therefor shall be delivered to Landlord not less than ten (10) days prior to the expiration dates thereof. Said policies and/or certificates shall contain an undertaking by the insurer to give Landlord not less than ten (10) days written notice of any cancellation or change in scope or amount of coverage of said policies.




        Section 7.03. (a) Landlord shall, during the Term, maintain and provide general hazard insurance against loss or damage to the Building by fire, lightning, including "builder's risk endorsements" during the course of construction, other risks from time to time included under standard "Extended Coverage" policies, vandalism and malicious mischief, in amounts not less than 100 percent of the full replacement value of the Building and any other Building or portion thereof covered by such insurance and rent loss insurance covering all minimum and additional rental payable hereunder. Tenant shall pay its proportionate share of the cost of maintaining and providing such insurance, based upon the method of calculation set forth in Article 31 hereof.

          Section 7.03. (b) Such payment shall be made to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount reasonably estimated by Landlord. Periodically, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of said insurance costs. If the total amount paid by Tenant under this section for any period during the Lease Term shall be less than the actual amount due from Tenant for such period, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty
(30) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such period shall exceed the actual amount due from Tenant for such period, the excess shall promptly be applied by Landlord to the next accruing monthly installments thereof or, at Landlord's option, to any other charges payable by Tenant. For the calendar years in which this Lease commences and terminates, the provisions of this section shall apply and Tenant's liability for its proportionate share thereof for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Lease Term. Prior to or at the commencement of the Lease Term and from time to time thereafter throughout the Lease Term, Landlord will notify Tenant in writing of Landlord's estimate of Tenant's monthly installments due hereunder. Tenant's obligations under this section shall survive the expiration of the Lease Term. Landlord shall provide Tenant copies of the bills evidencing the insurance costs paid by Tenant pursuant to this
Section 7.03 upon Tenant's request therefor.


                     ARTICLE 8. FIRE DAMAGE

            Section 8.01. If the Demised Premises shall be partially damaged by fire or other insured casualty, the damages shall be repaired by and at the expense of Landlord and the annual minimum rental and additional rent due under Section 7.03, Article 12 and Article 14 of this Lease until such repairs shall be made shall abate equitably according to the part of the Demised Premises which is unusable by Tenant or, if by reason thereof, the Demised Premises are rendered untenantable, said rental and additional rent due under
Section 7.03, Article 12 and Article 14 of this Lease shall totally abate until such repairs shall be made. Notwithstanding the foregoing, if the Demised Premises or the Building shall be damaged to such extent that Landlord shall decide to demolish same, or not to rebuild same, then, and in such event, Landlord may terminate this Lease upon notice to Tenant given within ninety
(90) days following such event, and upon the date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days following the giving of said notice, this Lease shall terminate and Tenant shall vacate and surrender the Demised Premises to Landlord. Any annual minimum rental prepaid by Tenant beyond said date (after accounting for any abatement of rent to which Tenant is entitled pursuant to this Section 8.01) shall be promptly refunded to Tenant. Notwithstanding any of the foregoing provisions of this Article, if Landlord or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises






or the Building by fire or other cause, by reason of some action or inaction on the part of the Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, the abatement of Tenant's rents provided for in this Article shall not be effective to the extent of the uncollected insurance proceeds.

          Section 8.02. If this Lease shall not be terminated as provided above in this Article, Landlord shall, at its expense, proceed with the restoration of the Demised Premises, provided, Landlord's obligations hereunder shall not exceed the scope of the initial building standard construction of the Demised Premises and further provided, that Landlord's restoration obligations shall be subject to building and zoning laws then in effect. In the event Landlord shall not substantially complete the restoration of the Demised Premises within nine (9) months following the date of destruction, Tenant shall have the right to terminate this Lease by notice received by Landlord prior to the date upon which Landlord shall substantially complete the restoration of the Demised
Premises. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord. If Landlord shall so restore the Demised Premises, Tenant shall repair, restore and redecorate the Demised Premises and reoccupy and reopen the Demised Premises, within forty-five (45) days following notice of restoration, in a manner and to substantially the condition existing prior to the event of damage, except to the extent that Landlord is obligated above, and Tenant shall hold in trust the proceeds of all insurance carried by Tenant on its property for the purpose of such repair and restoration.

              Section 8.03. Nothing hereinabove contained with respect to the Tenant's right to abate the rent under proper conditions shall be construed to limit or effect the Landlord's right to payment under the rental loss coverage to be provided pursuant to Section 7.03 hereof.


                ARTICLE 9. WAIVER OF SUBROGATION

         Section 9.01. Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable for any damage to or destruction of any of Tenant's goods, merchandise, fixtures, furniture or property of whatsoever nature, caused by fire or any other cause whatsoever, except the negligence of any such parties, and Tenant hereby releases and waives any right of recovery against Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Tenant shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Section 9.01; provided that if such waiver of subrogation requires the payment of additional premiums, such waiver does not have to be procured unless the party requiring the waiver is willing to pay for such additional premiums.

       Section 9.02. Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable for any damage to or destruction of any of Landlord's goods, merchandise, fixtures, furniture or property of whatsoever nature, caused by fire or any other cause whatsoever, except the negligence of any such parties, and Landlord hereby releases and waives any right of recovery against Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Landlord shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Section 9.02; provided that if such waiver of subrogation requires the payment of additional premiums, such waiver does not have to be procured unless the party requiring the waiver is willing to pay for such additional premiums.





                    ARTICLE 10. CONDEMNATION

         Section 10.01. If the whole of the Demised Premises shall be taken by any governmental authority under the power of condemnation, eminent domain, or expropriation, or in the event of a conveyance in lieu thereof, the Term of this Lease shall cease as of the day possession shall be taken by such governmental authority. If more than 25 percent of the Demised Premises shall be so taken or conveyed, either Landlord or Tenant shall have the right to terminate this Lease upon notice to the other party, effective as of the day possession shall be taken by such governmental authority. If this Lease is so terminated, annual minimum rental shall be prorated as of the date that possession must be surrendered to the condemning authority.

            Section 10.02. If this Lease continues after a partial taking, the annual minimum rental shall abate equitably as to the part of the Demised Premises which is taken. If this Lease continues after any such taking or conveyance, Landlord shall make all necessary repairs and restorations so as to restore the remainder of the Demised Premises to a complete architectural unit. Landlord's reconstruction obligations shall not exceed the amount of the award or compensation for the taking, shall not exceed the scope of the initial building standard construction of the Demised Premises, and shall be subject to building and zoning laws then in effect.

       Section 10.03. If so much of the Center, Common Areas or Building shall be so taken or conveyed so that in the reasonable exercise of Landlord's judgment, the continued operation of the Building for use by its tenants is unfeasible, then, in such event, and provided that all other leases for space in the Building are terminated to the extent Landlord may terminate the same pursuant to the terms of such other leases, Landlord may, by notice to Tenant, delivered not later than thirty (30) days following the date that possession of the premises taken or conveyed is delivered to the governmental authority, terminate this Lease, and rent shall be pro rated as of the date that possession must be surrendered to the condemning authority.

       Section 10.04. Tenant and not Landlord shall be entitled to any portion of the award made to Tenant for the value of Tenant's removable trade fixtures and equipment other than equipment necessary for the operation of the Building. All compensation awarded for the taking of the Building, the fee and the leasehold shall belong to and be the property of Landlord, and Tenant shall not be entitled to and hereby waives any damages for the unexpired portion of the Term of this Lease, or injury to its leasehold interest.


              ARTICLE 11. ASSIGNMENT AND SUBLETTING

        Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, as the case may be, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor sublet or underlet nor suffer or permit the Demised Premises or any part thereof to be used by others without the prior written consent of Landlord in each instance. If, with consent of Landlord, this Lease may be assigned, or the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, undertenant or occupant and apply the amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collecting shall be deemed to relieve Tenant or any guarantor of this Lease or guarantor of the obligations of Tenant hereunder of any of its or their obligations hereunder nor be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant or any guarantor of this Lease or any guarantor of the obligations of Tenant hereunder from its or






their obligations under the covenants, provisions and conditions hereof; it being understood and agreed that Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant hereunder shall remain obligated as primary obligors under this Lease. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant or any other Tenant, assignee, undertenant, or occupant of the Demised Premises from obtaining the express consent in writing of Landlord to any further assignment or underletting, and no such assignment or subletting shall be made to anyone who shall occupy the Demised Premises for any use other than as permitted by
Section 2.01 or which would in any way violate the applicable ordinances, rules and regulations of applicable governmental boards or bureaus having or claiming jurisdiction thereof, or of the carrier of the fire insurance to be provided under this Lease. Notwithstanding anything to the contrary in this Lease, Landlord's consent shall not be required for any of the following permitted transfers (each a "Permitted Transfer"): (a) the assignment of this Lease or the subletting of the Demised Premises to any parent corporation wholly-owning Tenant or any wholly-owned subsidiary of Tenant or Tenant's parent corporation; (b) the assignment of this Lease or the subletting of the Demised Premises to (i) any entity fifty (50%) percent or more of which is owned by Tenant, (ii) any entity which owns fifty (50%) percent or more of Tenant, or (iii) any entity fifty (50%) percent or more of which is under common ownership with Tenant; (c) the assignment of this Lease to a corporation or other entity acquiring all or substantially all of the Tenant's assets; or
(d) the transfer of this Lease to any successor of Tenant by consolidation, merger or other corporate action.

          Section 11.02. Supplementing the provisions of Section 11.01 of this Lease, provided Tenant is not in default under any of the terms, covenants, conditions and provisions of this Lease, Landlord shall not unreasonably withhold or delay its consent to any proposed assignment of this Lease or subletting of the entire Demised Premises. Any assignment or transfer of this Lease and any subletting of all or a portion of the Demised Premises shall (i) except as to a Permitted Transfer, be subject to Landlord's prior written consent and (ii) be made only if, and shall not be effective until, the assignee or subtenant shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance reasonably satisfactory to Landlord and counsel for Landlord, whereby the assignee or subtenant shall assume for the benefit of Landlord the obligations and performance of this Lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed, and whereby Tenant (and any guarantor of this Lease or of the Tenant's obligations hereunder) covenants and agrees to remain liable as a primary obligor for the due performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed. In the event of any assignment of this Lease or any subletting of all or any portion of the Demised Premises, the obligations of Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant under this Lease as a primary obligor shall be unaffected and shall remain in full force and effect.

          Section 11.03. Notwithstanding anything heretofore contained, in the event that Tenant desires to assign this Lease or sublet all or a portion of the Demised Premises, Tenant shall first notify Landlord in writing of its intention, and such notice shall state the name of the proposed assignee or subtenant, together with its full address and a description of its proposed use (but nothing contained herein shall permit, nor obligate Landlord to permit, a use other than the use permitted by Section 2.01 of this Lease, it being understood that any change in use shall be subject to Landlord's consent, which Tenant agrees may, notwithstanding anything contained herein to the contrary, be unreasonably withheld). Tenant shall include therewith such financial information as may be available concerning the proposed assignee or subtenant,






including without limitation current updated financial statements (which financial information Tenant, and/or the proposed assignee or subtenant shall supplement on demand if reasonably required by Landlord). In addition, Tenant shall simultaneously tender a duplicate original of the instrument of assignment or sublease reasonably satisfactory to counsel for Landlord.

             Section 11.04.  Except in the case of a Permitted Transfer, Tenant hereby covenants and agrees to tender to Landlord upon receipt fifty (50%) percent of any annual minimum rent or additional rent or lump sum or installment payment or sum which Tenant shall receive from or on behalf of any assignee(s) or subtenant(s) or any occupant by, through or under Tenant, which is in excess of the annual minimum rent or additional rent payable by Tenant in accordance with the provisions of this Lease (or in the event of a subletting of less than the whole of the Demised Premises, the annual minimum rent or additional rent allocable to that portion of the Demised Premises affected by such sublease). At the time of submission of the proposed assignment or sublease to Landlord, Tenant shall certify to Landlord in writing whether or not the assignee or subtenant has agreed to pay any such monies to Tenant or any designee of Tenant other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.


               ARTICLE 12. COMMON AREA MAINTENANCE

         Section 12.01. As used in this lease, the term "Common Area Operating Costs" shall include the total cost and expense incurred by Landlord in operating, lighting, striping, maintaining, cleaning, landscaping, repairing (including replacement and resurfacing) managing, signing, equipping and insuring the Common Areas within Lot Nos. 46.24 and 46.25 plus ten (10%) percent of the foregoing costs to cover Landlord's administrative and overhead costs. Such costs and expenses shall include, without limitation: cleaning; fire and police protection and general security (Landlord not incurring or assuming any obligation to provide such protection or security or any liability for the failure of the same); repairing and replacing paving; keeping the Common Areas supervised, drained, reasonably free of snow, ice, rubbish and other obstructions, and in a neat, clean, orderly and sanitary condition; the charges for rubbish containers and removal (except that at Landlord's option, Tenant shall be directly responsible for contracting for and for providing (subject to Landlord's approval of the provisions and conditions of the agreement therefor, such approval not to be unreasonably withheld or delayed) rubbish containers and removal); the maintenance of any and all fire protection systems servicing Lot Nos. 46.24 and 46.25; the cost of public liability insurance; keeping the Common Areas suitably lighted; maintaining signs (other than Tenant's signs), markers, painted lines delineating parking spaces, and
o t her means and methods of pedestrian and vehicular traffic control; constructing, maintaining and repairing of onsite and offsite traffic controls; maintaining adequate roadways, entrances and exits; maintaining any plantings and landscaped areas; Lot Nos. 46.24 and 46.25 management fees incurred by Landlord, including management fees payable to parties or entities owned or controlled by Landlord or any of them; maintenance and repair of all utilities, utility conduits and storm drainage systems situated within or servicing Lot Nos. 46.24 and 46.25; fees for required licenses and permits; and depreciation of machinery and equipment used in the operation and maintenance of the Common Areas (to the extent the cost thereof is amortized with respect to the year in question) and personal property taxes and other charges incurred in connection with such equipment. Notwithstanding anything to the contrary contained in this Lease, Common Area Operating Costs shall expressly exclude:
(a) the cost of any repairs made by Landlord because of the occurrence of any casualty for which Landlord is actually reimbursed by insurance or otherwise compensated, including direct reimbursement by any tenant or occupant of the





Center; (b) costs associated with any expansion of the buildings or other permanent improvements comprising the Center provided the same are deemed to be capital costs by generally accepted accounting principles; (c) the cost of providing or performing renovations, improvements, maintenance or repairs to or within any premises leased to any other tenant or occupant of the Center (excluding any pipes, conduits, etc., located in any such premises which serve
premises in addition to such premises); (d)     leasing      commissions,
advertising expenses, architectural and engineering fees and other costs incurred in connection with the leasing premises within the Center including
costs incurred in relocating or moving tenants; (e)   legal  fees  and  costs
incurred in enforcing leases of other tenants in the Center; (f) costs, fines or penalties incurred due to willful violations by Landlord (and not caused or otherwise reimbursable by Tenant) of any governmental rules or authority; (g) principal and interest payable with respect to any financing for the Center other than financing in connection with the purchase of equipment used in the operations, repair and maintenance of the Common Areas;
(h) costs and fines assessed against Landlord for its violation of any leases with other tenants in the Center; (i) rental attributed to any ground or underlying lease of the Center; and (j) costs incurred for the removal or remediation of hazardous materials and the costs incurred for compliance with all applicable laws relating to hazardous materials. The term "Common Areas" shall be defined as all paved areas, driveways, truckways, walkways, and landscaped and planted areas within Lot Nos. 46.24 and 46.25. Landlord shall maintain, light, clean and repair (including snow removal) the Common Areas so that such Common Areas may be used for their intended purposes, and in order to enable Landlord to perform its obligations as aforesaid, Landlord may incur such Common Area Operating Costs as Landlord, in its sole discretion, may determine. Landlord shall not include in one item of Common Area Operating Costs costs included as another item of Common Area Operating Costs.

           Section 12.02. During the initial term of this Lease and during any extension term hereof, Tenant shall pay Landlord Tenant's proportionate share of Common Area Operating Costs incurred or expended by Landlord as aforesaid. Such payment shall be made to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Following the expiration of each calendar year during the Lease Term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of the Common Area Operating Costs for such year. If the total amount paid by Tenant under this section for any calendar year during the Lease term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty (30) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall promptly be applied by Landlord to the next accruing monthly installments of Tenant's proportionate share of Common Area Operating Costs or, at Landlord's option, to any other charges payable by Tenant. For the calendar years in which this Lease commences and terminates, the provisions of this section shall apply, and Tenant's liability for its proportionate share of any Common Area Operating Costs for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Lease term. Prior to or at the commencement of the Lease term and from time to time thereafter throughout the Lease term, Landlord will notify Tenant in writing of Landlord's reasonable estimate of Tenant's monthly installments due hereunder. Tenant's obligations under this section shall survive the expiration of the Lease term. Tenant's proportionate share of Common Area Operating Costs shall be a fraction, having as its numerator, the number of square feet of floor area within the Demised Premises and as its denominator, the total number of square feet of floor area of all buildings within Lot Nos. 46.24 and 46.25 or, at Landlord's option, provided there shall






be a reasonable basis therefor, the portion thereof affected by such cost, including the Demised Premises. Notwithstanding the foregoing provisions of this Article, in the event the obligations of Tenant under this Article 12 are specifically identifiable separate charges relating to Tenant and/or the Demised Premises, then, and in such event, the obligations of Tenant under this
Article 12 may, at Landlord's option, be measured and payable in accordance with such separate and specifically identifiable charge and not by the provisions of the preceding sentence.

            Tenant shall have the right, upon ten (10) days advance, written notice by Tenant to Landlord, during regular business hours at Landlord's office to audit, inspect and copy the books and records of Landlord for the calendar year in which such audit, inspection or copying is made and/or the calendar year immediately prior thereto with respect to any costs or item which is passed through to Tenant as Common Area Operating Costs. Tenant shall keep any information discovered in the course of any such audit, inspection and copying confidential except as may be necessary in order for Tenant to enforce its rights under this Lease or as may be required by law.

          Section 12.03. Tenant, its concessionaires, officers, employees, and agents may use the Common Areas, subject to such reasonable, non-discriminatory rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which vehicles owned or operated by Tenant, its concessionaires, officers, employees and agents must be parked. Tenant shall abide by such rules and regulations and cause its concessionaires, officers, employees, agents, customers and invitees to conform thereto. Landlord may, at any time, close temporarily any Common Areas to make repairs or changes therein or to effect construction repairs or changes within Lot Nos.
46.24 and 46.25, and Landlord may do such other acts in and to the Common Areas as in its reasonable judgment may be desirable to improve the convenience thereof. Landlord shall perform such other acts in a manner so as to minimize interference with Tenant's use of the Demised Premises for the purposes set forth in Section 2.01 hereof, provided that in no event shall Landlord be required to use overtime or premium pay labor. If any such other acts are performed in a manner which prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or from having access to the Demised Premises, in either case, for three (3) consecutive days, then all annual minimum rent and all additional rent payable pursuant to Section 7.03,
Article 12 and Article 14 shall abate from the day such other acts prevented Tenant from using the Demised Premises for the purposes set forth in Section
2.01 hereof or having access to the Demised Premises, as the case may be, to the day on which such other acts no longer prevent Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or having access to the Demised Premises, as the case may be.

                Section 12.04. Notwithstanding anything to the contrary herein contained, Landlord hereby reserves the right (and Tenant hereby consents thereto) to construct or permit the construction, use and maintenance within the Common Areas of Lot Nos. 46.24 and 46.25 including without limitation, the parking areas, of various commercial type buildings, structures, and appurtenances, and equipment incidental thereto. Landlord shall exercise its rights under this Section 12.04 in a manner so as to minimize interference with Tenant's use of the Demised Premises for the purposes set forth in Section 2.01 hereof, provided that in no event shall Landlord be required to use overtime or premium pay labor. If Landlord's exercise of its rights under this Section
12.04 prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or from having access to the Demised Premises, in either case, for three (3) consecutive days, then all annual minimum rent and all additional rent payable pursuant to Section 7.03, Article 12 and Article 14 shall abate from the day Landlord's exercise of such rights prevented Tenant from using the Demised Premises for the purposes set forth in Section 2.01







hereof or having access to the Demised Premises, as the case may be, to the day on which such exercise no longer prevents Tenant from using the Demised Premises for the purposes set forth in Section 2.01 hereof or having access to the Demised Premises, as the case may be.


                      ARTICLE 13. UTILITIES

            Section 13.01.  Tenant shall pay, as and when they shall be due and payable, all water charges, taxes, water rates and/or meter charges, sprinkler charges (standby or otherwise), sewer taxes, sewer charges, sewer fees, and sewer rental taxes and charges for utilities, including, without limitation, the charges for gas, electricity, and other utilities furnished to Tenant and consumed in the Demised Premises. Tenant shall heat the Demised Premises whenever the weather shall require. If Landlord, or any property of Landlord, shall be held responsible for any expense covered by this Article, Tenant shall pay Landlord the amount thereof within thirty (30) days following written request. Landlord shall not be responsible to Tenant for any failure or interruption of any such services, irrespective of the cause thereof.


                        ARTICLE 14. TAXES

          Section 14.01. (a) Subject to the reimbursement obligations of Tenant hereinafter set forth, Landlord shall pay during the Term of this Lease, all real estate taxes assessed or imposed upon or respecting the land and improvements within and upon Lot No. 46.25. The term "real estate taxes" for purposes of this Lease shall exclude income, franchise, estate or inheritance taxes levied against Landlord or taxes based upon rental receipts, but shall include any taxes levied in lieu of or as a substitute for real estate taxes. Tenant shall pay to Landlord, as additional rent, at the time and in the manner set forth in Section 14.01 (b), Tenant's proportionate share of such taxes, which proportionate share shall be based upon the method of calculation set forth in Article 31 hereof. Notwithstanding the foregoing, if the improvements within the Demised Premises and/or the balance of the improvements or any part thereof upon Lot No. 46.25 shall receive a separate assessment based upon the certification of the Tax Assessor, then the taxes payable by Tenant for such improvements may, at Landlord's option, be based thereon.

             Section 14.01. (b) All amounts payable by Tenant pursuant to this Article shall be paid to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount reasonably estimated by Landlord; provided, that in the event Landlord is required under any mortgage encumbering Lot No. 46.25 to escrow real estate taxes, Landlord may, but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Tenant hereunder. As soon as shall be reasonably practicable following the expiration of each calendar year during the Lease Term, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's share of the taxes for such year. If the total amount paid by Tenant under this section for any calendar year during the Lease Term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty (30) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be applied by Landlord to the next accruing monthly installments of taxes due from Tenant or, at Landlord's option, to any other charges payable by Tenant. For the calendar years in which this Lease commences and terminates the provisions of this Section shall apply, and Tenant's liability for its share of taxes for such years shall be subject to a pro rata






adjustment based on the number of days of said calendar years during the Lease Term. Prior to or at the commencement of the Lease Term and from time to time thereafter throughout the Lease Term, Landlord may notify Tenant in writing of Landlord's reasonable estimate of Tenant's monthly installments due hereunder. Tenant's obligations under this Section shall survive the expiration of the Lease Term. Landlord shall provide Tenant with a copy of the most recent tax bill for Lot No. 46.25 upon request therefor.

              Section 14.02. Tenant shall be liable for all taxes on or against property and trade fixtures and equipment placed by Tenant in or about the Demised Premises, or taxes on Tenant's right to occupy the Demised Premises. If any such taxes are levied against Landlord or Landlord's property, and if Landlord pays same, or if the assessed valuation of Landlord's property is increased by the inclusion therein of a value placed upon such property, and if the Landlord pays the taxes based on such increased assessment, Tenant, upon demand, shall repay to Landlord the taxes so paid by Landlord or the portion of such taxes resulting from such increase in assessment.


                ARTICLE 15. REMEDIES OF LANDLORD

        Section 15.01. (a) If Tenant shall default in the payment of the annual minimum rental reserved herein, or in the payment of any item of additional rent or other monies due hereunder, or any part of same, and any such default shall continue for more than five (5) days after written notice of such default; or

         Section 15.01. (b) If Tenant shall default in the observance of any of the provisions, covenants and conditions of this Lease (other than a default covered by subsection (a) above and other than Sections which provide a specific period or date for performance), and such default shall continue for more than thirty (30) days after written notice of such default, or for such other period provided in the relevant Section hereof; or

       Section 15.01. (c) If Tenant shall fail to occupy the Demised Premises and open for business at the commencement of the Term of this Lease, as above provided, or if the Demised Premises shall be abandoned, deserted or vacated, or if Tenant shall sublet the Demised Premises or assign this Lease, except as herein provided; or

         Section 15.01. (d) If Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors, or if any such party shall file or have filed against it a petition in bankruptcy, or be adjudicated a bankrupt by any court and such adjudication shall not be vacated within sixty (60) days, or if Tenant or any guarantor of Tenant's obligations hereunder takes the benefit of any insolvency act, or if Tenant or any guarantor of Tenant's obligations hereunder be dissolved voluntarily or involuntarily or have a receiver of its property appointed in any proceedings other than bankruptcy proceedings and such appointment shall not be vacated within sixty (60) days after it has been made, or if any levy, sale or execution of any kind is made upon or of any property of Tenant in the Demised Premises; then, upon the happening of any one or more of the defaults or events specified above, at the option of Landlord: (1) upon ten (10) days notice to Tenant, this Lease and the Term hereof shall wholly cease and terminate on the date specified within the notice, with the same force and effect as though such termination was the date of the expiration of the Term of this Lease, and thereupon, or at any time thereafter, Landlord may re-enter said premises either by force, or otherwise, and have possession of the same and/or may recover possession thereof by summary proceeding, or otherwise (but Tenant






shall remain liable to Landlord as hereinafter provided); or (2) Landlord may, without further notice, exercise any remedy available at law or in equity.

           Section 15.02. In case of any default, event, re-entry, expiration, termination and/or dispossession by summary proceedings, or otherwise, Tenant shall, nevertheless, remain and continue liable to Landlord in a sum equal to all annual minimum rental and additional rent herein reserved for the balance of the Term herein demised as the same may become due and payable pursuant to the provisions of this Lease. Landlord may repair or alter the Demised Premises in such manner as Landlord may deem reasonably necessary or advisable, and/or let or relet the Demised Premises and any and all parts thereof for the whole or any part of the remainder of the original Term hereof or for a longer period, in Landlord's name, or as the agent of Tenant, and, out of any rent so collected or received, Landlord shall, first, pay to itself, the expense and cost of retaking, repossessing, repairing and/or altering the Demised Premises, and the expense of removing all persons and property therefrom, second, pay to itself, any cost or expense sustained in securing any new tenant or tenants, and third, pay to itself, any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the annual minimum rental and additional rent reserved herein and unpaid by Tenant for the remainder of the Term herein demised. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge Tenant from liability hereunder. Nothing in this Section 15.02 is intended to constitute a waiver by Tenant of the duty of Landlord to mitigate damages in the event of Tenant's default to the extent such duty exists pursuant to New Jersey law, provided, however, Tenant agrees that Landlord shall not be required to retain the services of an outside third party broker and Landlord shall not be deemed to have failed to use reasonable efforts to mitigate damages if Landlord shall not retain the services of an outside third party broker.

             Section 15.03. Should any rent so collected by Landlord after the payment aforesaid be insufficient fully to pay to Landlord a sum equal to all annual minimum rental and additional rent herein reserved, the balance or deficiency shall be paid by Tenant on the rent days herein specified; that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing and Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from Tenant the amount thereof, or a sum equal to the amount of all annual minimum rental and additional rent herein reserved if there shall be no reletting, shall survive the issuance of any dispossessory warrant or other termination hereof.

            Section 15.04. Suit or suits for the recovery of such deficiency or damage, or for a sum equal to any installment or installments of annual minimum rental or additional rent hereunder, may be brought by Landlord from time to time at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date on which this Lease or the Term hereof would have expired by limitation had there been no such default by Tenant or no such termination or cancellation.

          Section 15.05. Tenant hereby expressly waives service of any notice of intention to re-enter subsequent to the giving of the aforesaid notices under Section 15.01 above. Tenant hereby expressly waives any and all right to recover or regain possession of the Demised Premises or to reinstate or to redeem this tenancy or this Lease as is permitted or provided by or under any statute, law, or decision now or hereafter in force and effect.

            Section 15.06. Tenant shall reimburse Landlord, within thirty (30) days following written demand, for any reasonable counsel fees or collection charges incurred or expended by Landlord by reason of Tenant's default in the performance of any provision, covenant, or condition of this Lease and any






such amounts, at the option of Landlord, may be recovered in the same action or proceeding forming the basis of the default or in another action or proceeding.

        Section 15.07. Notwithstanding any other remedy provided for hereunder and without the requirement of notice, except as provided in this Section, if Tenant shall not comply with any of its obligations hereunder, Landlord shall have the right, at Landlord's sole option, at anytime in the event of an emergency or otherwise after ten (10) days notice to Tenant, to cure such breach at Tenant's expense. Tenant shall reimburse Landlord, within thirty
(30) days following demand, as additional rent, for all costs and expenses incurred by Landlord in curing such breach, together with interest computed thereon at the rate of fifteen (15%) percent per annum or the maximum rate permitted by law, whichever shall be the lesser.

          Section 15.08. Notwithstanding anything to the contrary contained in this Lease, if Tenant fails to pay any rent, additional rent or any other money item due hereunder within thirty (30) days after same are due and payable, Landlord shall have the right (in addition to any other rights or remedies of Landlord and without the requirement of any notice) to commence immediate legal proceedings or action for dispossession and damages or Landlord may avail itself of any other remedies at law or in equity and include in such action or proceeding any amounts then due and payable as of the date of the commencement of such action or proceeding. Notwithstanding anything contained in this Lease, if Tenant fails to pay any monetary items due hereunder on or prior to the date which is ten (10) days following the date on which the same are due and payable, a late charge of four ($.04) cents for each ONE ($1.00) DOLLAR so overdue shall become immediately due and payable to the Landlord as damages for failure to make prompt payment and the same shall be considered as additional rent hereunder payable together with the next installment of monthly rent. In addition, all such unpaid monetary items shall bear interest at the rate of fifteen (15%) percent per annum or the maximum rate permitted by law, whichever shall be the lesser, from the date such monies were due until the date on which Landlord shall receive payment.

            Section 15.09. The rights and remedies whether herein or elsewhere provided in this Lease shall be cumulative and the exercise of any one right or remedy shall not preclude the exercise of or act as a waiver of any other right or remedy of Landlord hereunder, or which may be existing at law, or in equity, by statute or otherwise.

          Section 15.10. Tenant covenants and agrees to give any mortgagee and/or ground lessor of the Center or any portion thereof of whom Tenant has notice, notice of any default by Landlord under this Lease and such mortgagee and/or ground lessor shall be afforded the right (but shall not have the obligation) to cure any default by Landlord within such reasonable period of time as may be required by such mortgagee and/or ground lessor.



               ARTICLE 16. WAIVER OF TRIAL BY JURY

          Section 16.01. It is mutually agreed by and between Landlord, Tenant and any guarantor of the obligations of Tenant hereunder, that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding, or counterclaim brought by the parties hereto on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, and/or any claim of injury or damage, and any emergency, summary or statutory remedy. If Landlord commences any summary proceeding, or any other action for collection of rent or additional rent hereunder, Tenant shall not interpose any counterclaim (other than compulsory counterclaims) or cross claim





of any nature in any such proceeding or action, nor shall Tenant move to consolidate any such claim with any claim being maintained by Landlord.


                 ARTICLE 17. ACCESS TO PREMISES

       Section 17.01. Landlord and its designees shall have the right to enter upon the Demised Premises at all times in the case of an emergency and otherwise upon at least twenty-four (24) hours notice to inspect and examine same, to make repairs, additions, alterations, or improvements to the Demised Premises, the Building within which the Demised Premises are located or any property owned or controlled by Landlord within such Building. Landlord's rights of entry as aforesaid, and the taking of all property into and upon the Demised Premises that may be required in connection therewith, shall not be considered an eviction of Tenant, in whole or in part, constructive or otherwise, and Landlord shall not be liable to Tenant for any expense, damage, or loss or interruption of the business of Tenant by reason thereof, and the rent reserved hereunder shall continue without abatement during the period of any such entry and while such repairs, alterations, improvements or additions are being made. Landlord or Landlord's designees shall have the right, upon at least twenty-four (24) hours notice, to enter the Demised Premises at all reasonable times to show the Demised Premises to prospective purchasers, mortgagees or lessees of the Demised Premises or building of which the Demised Premises form a part. During the six month period prior to the expiration of the Term hereof, Landlord may exhibit the Demised Premises to prospective tenants and Landlord may place upon the Demised Premises notices reading, "To Let" or "For Rent", which notices Tenant shall allow to be posted conspicuously without molestation.

If Landlord, in the exercise of its rights under this Article 17, shall unreasonably interfere with Tenant's occupancy of the Demised Premises and such interference results in Tenant being unable to use the Demised Premises for the purposes set forth in Section 2.01 hereof for three (3) consecutive days, then all annual minimum rent and all additional rent payable pursuant to Section 7.03, Article 12 and Article 14 shall abate from the date on which such interference resulted in Tenant being unable to use the Demised Premises for the purposes set forth in Section 2.01 hereof until the earlier of the date on which Tenant resumes, or is again able to resume, use of the Demised Premises for the purposes set forth in Section 2.01 hereof.

                      ARTICLE 18. NO WAIVER

           Section 18.01. No delay or omission of the exercise of any right by either party hereto shall impair any such right or shall be construed as a waiver of any default or as acquiescence therein. One or more waivers of any provision, covenant, or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of any other or the same provisions, covenant, or condition. No requirements whatsoever of this Lease shall be deemed waived or varied because of either party's failure or delay in taking advantage of any default, and Landlord's acceptance of any payment from Tenant with actual or constructive knowledge of any default shall not constitute a waiver of Landlord's rights in respect to such default, nor of any subsequent or continued breach of any such default or any other requirement of this Lease.

        Section 18.02. No payment by Tenant or receipt by Landlord of a lesser amount than the rent or other sum stipulated to be paid or reserved shall be deemed to be other than on account of the earliest stipulated or reserved sum payable, nor shall any such payment and acceptance by Landlord be deemed an accord and satisfaction or a modification or waiver of any rights or obligations or liabilities hereunder notwithstanding any statement, written or oral, accompanying such payment, or by way of endorsement or otherwise; and





Landlord may accept any such payment whether by check, draft or other means whatsoever without prejudice to Landlord's right to recover the balance owing, or to pursue any other remedy in this Lease or at law or in equity provided. Landlord may, at Landlord's option, accept payment of rent or any other charge hereunder from any person or entity other than the Tenant named herein and the same shall not constitute a recognition by Landlord of, or vest in said person or entity, any rights hereunder.


                 ARTICLE 19. REQUIREMENTS OF LAW;
                     INSURANCE REQUIREMENTS

          Section 19.01. In Tenant's performance of its rights and obligations under this Lease, including without limitation, any preterm right, obligation or entry into the Demised Premises, Tenant covenants and agrees to comply with all laws, orders, and regulations of federal, state, city, county, governmental and municipal authorities, fire insurance rating organizations and fire insurance underwriters, and insurance companies issuing coverage respecting the Demised Premises and Tenant shall make all alterations or installations necessary to comply therewith. Notwithstanding anything in this Lease to the contrary, Tenant shall not be obligated to make any alterations or installations necessary to comply with law to those portions of the Demised Premises which Landlord is obligated to repair throughout the term of this Lease pursuant to Section 6.03 hereof unless such alteration or installation is required by law on account of Tenant's particular use or occupancy or manner of use or occupancy of the Demised Premises. Tenant shall secure all permits or approvals necessary to operate its business within the Demised Premises and shall only operate its business within the Demised Premises in compliance with all laws, orders and regulations of federal, state, city and county, governmental and municipal authorities, fire insurance rating organizations and fire insurance underwriters, and insurance companies issuing coverage respecting the Demised Premises.

         Section 19.02. Tenant shall not use or occupy the Demised Premises or do or permit anything to be done therein in any manner which shall make it impossible for Landlord and/or Tenant to obtain at standard rates any insurance required or desired, or which will invalidate or increase the cost to Landlord of any insurance.

           Section 19.03. If, by reason of Tenant's failure to comply with the provisions of Section 19.01 above, or if, by reason of any act or failure to act of Tenant, its agents, servants, contractors, employees or licensees, or if, by reason of the use of the Demised Premises, the fire insurance rates applicable to the Demised Premises, or of the Building or any other premises in said Building, shall be increased above the rate applicable to the occupancy permitted hereunder, Tenant shall pay to Landlord, within thirty
(30) days following demand, the amount of additional premium for fire insurance payable by reason thereof.

               Section 19.04. No abatement, diminution, or reduction in annual minimum rental or any sums constituting additional rent shall be claimed by or allowed to Tenant for any inconvenience or interruption, cessation or loss of business caused directly or indirectly, by any present or future laws, ordinances, rules or regulations, requirements or orders of federal, state, county, township or municipal governments or any other lawful authority whatsoever, or by priorities, rationing, or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any manner or thing resulting therefrom, or by any other cause or causes beyond the control of Landlord, nor shall this Lease be affected by any such causes.







                         ARTICLE 20. SIGNS

           Section 20.01. Tenant shall not place, install or maintain any sign upon or outside the Demised Premises or in the Center until approved by Landlord, which approval shall not be unreasonably withheld or delayed; nor shall Tenant place, install or maintain any awning, canopy, aerial, antenna or the like in or upon the Demised Premises, the Building or the Center. Any sign must conform to all applicable rules, regulations, codes and directives of governmental agencies having jurisdiction, and Tenant shall, at its expense,
apply    for  and  obtain  all  permits  necessary in connection therewith.  If
Landlord shall submit to Tenant a general sign criteria or specification, Tenant shall comply therewith. Tenant shall be solely responsible for all maintenance and repairs respecting its signs.


            ARTICLE 21. TENANT'S ADDITIONAL COVENANTS

          Section 21.01. Tenant covenants and agrees for itself, its officers, employees, contractors, agents, servants, licensees, invitees, subtenants, concessionaires, and all others doing business with Tenant (hereinafter for the purposes of this Article, collectively referred to as "Tenant") that:

      (a)    There is no clause (a) to this Section 21.01;

      (b) Tenant shall not encumber or obstruct the Center or sidewalks in and about the Demised Premises;

      (c) Tenant shall not display, advertise or sell its products or goods in the Common Areas of the Center or sidewalk in and about the Demised Premises;

        (d) Tenant shall not permit any deliveries to be made through the front entrance of the Demised Premises unless there is no access thereto otherwise;

            (e) Tenant shall not cause or permit trash, refuse, dirt or other rubbish to accumulate on the Demised Premises or in the Center and shall cause same to be promptly removed;

      (f) Tenant shall not injure, overload, deface, commit waste or otherwise harm the Demised Premises or any part thereof;

      (g)  Tenant shall not commit any nuisance;

      (h) Tenant shall not permit the emission from the Demised Premises of any objectionable noise or odor;

        (i) Tenant shall not burn any trash, rubbish, dirt or refuse within the Center;

            (j) Tenant shall use the Demised Premises only for business and commercial purposes (subject to the provisions of Article 2 hereof) and Tenant shall not use, allow or permit any industrial, manufacturing or processing activities within the Demised Premises, except as may be expressly permitted by
Section 2.01 of this Lease;

            (k) Tenant shall conform and comply with all nondiscriminatory and uniformly applicable rules and regulations which Landlord may reasonably promulgate for the management and use of the Center;

          (l) Tenant shall not use any advertising medium that may constitute a nuisance, such as loudspeakers, sound amplifiers or phonographs, in a manner to be heard outside the Demised Premises;





       (m) Tenant shall cooperate with Landlord in promoting the use of the name of the Center;

         (n) Tenant shall not place a load on any floor of the Demised Premises exceeding the floor load per square foot which such floor was designed to carry;

      (o) Tenant shall not install, operate or maintain in the Demised Premises any electrical equipment which will overload the electrical system therein or any part thereof beyond the capacity for proper and safe operation, as determined by Landlord, in relation to the overall system and requirements for electricity in the Building;

            (p) Tenant shall not install, operate, or maintain any electrical equipment in the Demised Premises which does not comply with applicable codes; and

       (q) No portion of the Demised Premises shall be used or occupied for the sale, dispensing, storage or display of food, foodstuffs, or food products for consumption on or off the Demised Premises, provided that the foregoing shall not prohibit the use and occupancy of the Demised Premises as permitted by
Section 2.01 hereof nor the installation and use of vending machines serving solely Tenant's employees.


               ARTICLE 22. EASEMENTS FOR UTILITIES

        Section 22.01. Landlord or its designee shall have the right and Tenant shall permit Landlord or its designee to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires in, to and through the Demised Premises as and to the extent that Landlord may now or hereafter deem necessary or appropriate for the use or proper operation and maintenance of the Demised Premises, or the Building or any other portion of the Center. Landlord's rights under this Article shall be exercised, as far as practicable, in such manner as to avoid unreasonable interference with Tenant's occupancy of the Demised Premises. If Landlord, in the exercise of its rights under this
Section 22.01, shall unreasonably interfere with Tenant's occupancy of the Demised Premises and such interference results in Tenant being unable to use the Demised Premises for the purposes set forth in Section 2.01 hereof for three (3) consecutive days, then all annual minimum rental and all additional rent payable pursuant to Section 7.03, Article 12 and Article 14 shall abate with respect to the Demised Premises from the date on which such interference resulted in Tenant being unable to use the Demised Premises for the purposes set forth in Section 2.01 hereof until the earlier of the date on which Tenant resumes, or is again able to resume, use of the Demised Premises for the purposes set forth in Section 2.01 hereof.


               ARTICLE 23. CONSENTS AND APPROVALS

          Section 23.01. With respect to any provision of this Lease providing that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall
Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.






                      THERE IS NO ARTICLE 24 TO THIS LEASE


                ARTICLE 25. END OF TERM HOLDOVER

          Section 25.01. If the last day of the Term of this Lease falls on a Sunday, or legal holiday, this Lease shall expire on the business day immediately following. Upon the expiration or other termination of the Term of this Lease, Tenant shall quit and surrender to Landlord the Demised Premises, together with all buildings and improvements thereon, "broom-clean" and in good order and condition, ordinary wear and tear and damage by the elements excepted, and Tenant shall thereupon remove all property of Tenant and, failing to do so, Landlord may cause all of the said property to be removed, stored and/or disposed of at the expense of Tenant. Tenant shall pay all costs and expenses thereby incurred. Any property not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord as Landlord, in its sole discretion, shall determine and Tenant hereby releases Landlord from all claims for loss or damage to such property arising out of such retention or disposition thereof. Tenant's obligations under this Article shall survive the expiration or other termination of the Term of this Lease.

        Section 25.02. If Tenant remains in possession of the Demised Premises at the expiration of the Term hereof, Tenant, at Landlord's option, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly rental equal to one hundred and fifty (150%) percent of the sum of the monthly installment of annual minimum rent payable during the last month of the Term hereof plus all additional rent coming due hereunder. In the event of such holdover, Tenant's occupancy of the Demised Premises, except as aforesaid, shall be subject to all other conditions, provisions and obligations of this Lease, but only insofar as the same are applicable to a month to month tenancy. Such month to month tenancy shall be terminable by Landlord upon one (1) month's notice to Tenant, and if Landlord shall give such notice, Tenant shall quit and surrender the Demised Premises to Landlord as above provided.

          Section 25.03. Notwithstanding anything to the contrary contained in this Lease, if Landlord shall be unable to provide possession of the Demised Premises because of the holding-over or retention of possession of any prior tenant, undertenant or occupants, or for any other reason whatsoever, Landlord shall not be subject to any liability for the failure to give possession on the date herein provided, if any, and the validity of this Lease shall not be impaired under such circumstances, but the term of the Lease shall be extended proportionately until after Landlord shall have given Tenant written notice that the Demised Premises are ready for Tenant's occupancy. If permission is given to Tenant to enter into possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease. Nothing in this Section 25.03 shall impair Tenant's right to terminate this Lease pursuant to Section 5.04 hereof.


                ARTICLE 26. AUTHORITY TO EXECUTE

         Section 26.01. Landlord and Tenant do hereby respectively represent to the other that it has the capacity to enter into this Agreement.


                       ARTICLE 27. NOTICES

            Section 27.01.  All notices, demands, certifications, designations,





statements and other communications to be given pursuant to this Lease shall be in writing and sent by prepaid certified or registered U.S. mail, return receipt requested, or by a recognized overnight courier service which requires acknowledgment of receipt of delivery from addressee, to the address of the parties below specified or at such other address as may be given by written notice in the manner prescribed in this paragraph. Landlord's address for notice shall be c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577. Tenant's address for notices shall be the address first set forth above for Tenant. Notice shall be deemed to be given upon receipt or refusal of receipt by addressee. Addresses for notice may be changed by giving notice pursuant to this Section.


                       ARTICLE 28. BROKER

          Section 28.01. Tenant covenants, warrants and represents that it has dealt with no broker except Prodevco Management Group, 2025 Lincoln Highway, Edison, New Jersey 08817 ("PRODEVCO") respecting this Lease and that no conversations, correspondence or negotiations were had by it with any broker except with said PRODEVCO concerning the renting or leasing of the Demised Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations had by it with any broker except said PRODEVCO.

      Section 28.02. Landlord covenants, warrants and represents that it has dealt with no broker except Prodevco Management Group, 2025 Lincoln Highway, Edison, New Jersey 08817 ("PRODEVCO") respecting this Lease and that no conversations, correspondence or negotiations were had by it with any broker except with said PRODEVCO concerning the renting or leasing of the Demised Premises. Landlord shall hold Tenant harmless and defend (by counsel satisfactory to Tenant) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations had by it with any broker except said PRODEVCO. Landlord shall pay any commissions owing to said PRODEVCO in accordance with separate agreement.


                ARTICLE 29. MEMORANDUM OF LEASE

           Section 29.01. Tenant agrees not to record this Lease. The parties agree, upon request of either, to execute, in recordable form, a short form lease entitled "Memorandum of Lease", it being the intention of the parties that this Lease will not be recorded, but only a memorandum thereof. Such short form lease shall contain those provisions of this Lease as shall be desired in the reasonable discretion of counsel for the parties hereto, provided that in no event shall such short form lease contain any provisions relevant to the annual minimum rent and/or additional rent payable under this Lease.




                      ARTICLE 30. AIR AND WATER POLLUTION

          Section 30.01. Tenant hereby indemnifies and saves Landlord harmless against any claim, damage, liability, costs, penalties or fines which the Landlord may suffer as a result of air, land or water pollution caused by
Tenant in its use or occupancy or manner of use or occupancy of the Demised Premises or in its storage, handling, possession, transportation and/or disposal of any Hazardous Waste or Hazardous Substance (as such terms are hereafter defined) within or about the Demised Premises. Tenant covenants and





agrees to notify Landlord immediately of any claim or notice served upon it with respect to any such claim that Tenant is causing air, land or water pollution; and Tenant, in any event, will take immediate steps to halt, remedy and cure any pollution of air, land or water caused by Tenant by its use of the Demised Premises, at its sole cost and expense.

             Section 30.02.  (a) Tenant shall comply with all state and federal environmental laws, including the Spill Compensation and Control Act ("SCCA") (N.J.S.A. 58:10-23.11 et seq.) and the Industrial Site Recovery Act ("ISRA") (N.J.S.A. 13:1K-6 et seq.) as the same may have been or may hereafter be amended (collectively, the "Environmental Statutes") as the same may relate to Tenant's use and occupancy or manner of use and occupancy of the Demised Premises or any act or failure to act of Tenant. Tenant shall supply Landlord on demand with any information Landlord may require in order to enable Landlord to comply with the Environmental Statutes, including, without limitation, ISRA, whether upon the transfer of title or closing of operations at the Demised Premises, or for any reason whatsoever.

           Section 30.02. (b) Tenant shall not use the Demised Premises for the purpose of refining, producing, storing, handling, transferring, processing or transporting said "Hazardous Substances", except in de minimis amounts, as such term is defined in N.J.S.A. 5B:10-23.llb(k) of the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.).

              Section 30.02. (c) Tenant shall not use the Demised Premises to generate, manufacture, refine, transport, treat, store or handle, except in de minimis amounts, or dispose of "Hazardous Substances", or "Hazardous Wastes", as such terms are defined in N.J.A.C. 7:1-3.3.

           Section 30.02. (d) Tenant shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a "Hazardous Substance", except in de minimis amounts, as such term is defined in N.J.S.A. 58:10-23.llb(k) into waters of the State of New Jersey or onto the lands from which it might flow or drain into said waters, or into waters outside the jurisdiction of the State of New Jersey where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

              Section 30.02. (e) Tenant shall not use the Demised Premises as a "Major Facility", as such term is defined in N.J.S.A. 58:10-23.lb(1).

       Section 30.02. (f) Tenant shall not install nor permit to be installed in the Demised Premises friable asbestos or any substance containing asbestos and deemed hazardous by federal or state regulations respecting such material.

              Section 30.03. Tenant represents that Tenant has not received a summons, citation, directive, letter or other communication, written or oral, from the New Jersey Department of Environmental Protection concerning any intentional or unintentional action or omission on Tenant's part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances", as such term is defined in N.J.S.A. 58:10-23.llb(k), into the waters or onto the lands of the State of New Jersey, or into the waters outside the jurisdiction of the State of New Jersey resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

             Section 30.04. (a) In the event that Tenant does not expeditiously proceed with any compliance with respect to the Demised Premises, the Building






or the Center required of it by any State or Federal authority under the Environmental Statutes, Landlord may after two (2) days notice to Tenant, elect to undertake such compliance in order to protect its interest in the Demised Premises. Any monies expended by Landlord in efforts to comply with any environmental statute (including but not limited to: the costs of hiring consultants, undertaking sampling and testing, performing any cleanup necessary or useful in the compliance process and reasonable attorney's fees), together with interest at fifteen (15%) percent per annum or the maximum rate permitted by law, whichever shall be the lesser, will be added to and payable with the next payment of annual minimum rental due from Tenant, or will be payable on demand of Landlord.

              Section 30.04. (b) Upon demand by Landlord, Tenant will provide Landlord with all information as to the use or manner of use of the Demised Premises by Tenant, and an environmental audit of the Demised Premises which is designed to describe any materials on the Demised Premises which would require a filing and/or any disclosure under the Environmental Statutes in the event of any transfer or closure, or which would require remedial action under any other Environmental Statutes.

          Section 30.04. (c) In the event that Tenant receives notice from the Department of Environmental Protection or any other governmental authority or bureau having or asserting jurisdiction thereover under SCCA of a discharge on or about the Demised Premises, or any other notice of violation of the Environmental Statutes or any alleged or claimed violation thereof, Tenant will immediately send a copy of such notice to Landlord and Tenant will promptly proceed to remedy the condition described in the notice. Tenant shall take all action necessary to ensure that the SCCA administrator does not spend Spill Fund monies to clean up the site. In the event that the SCCA administrator should spend money cleaning up property owned by Landlord due to Tenant's use or occupancy or manner of use or occupancy of the Demised Premises or the act or failure to act of Tenant, and/or a lien is imposed on the Demised Premises or any portion of the parcel of which it forms a part or any property of Landlord, Landlord may take such actions as it deems necessary to remove such lien, including satisfaction thereof, or may require it to be bonded by Tenant, and Tenant agrees to defend, indemnify and hold Landlord free and harmless from and against all loss, costs, damage and expense (including reasonable attorney's fees and costs) Landlord may sustain by reason of the assertion against Landlord by any party of any claim in connection therewith.


               ARTICLE 31. METHOD OF CALCULATION

              Section 31.01. (a) The parties hereto acknowledge that the proportionate share payable by Tenant pursuant to Section 7.03 and Section
14.01 shall be determined by the type of use to which the Demised Premises is to be put - i.e., processing or non-office space or office space, thereby creating a weighted fraction representing Tenant's proportionate share. The numerator of such fraction shall be the sum of (a) the gross leasable area of processing or non-office space within the Demised Premises; plus, (b) two (2) times the gross leasable area of office space within the Demised Premises. The denominator of such fraction shall be the sum of all the numerators, including the numerator of Tenant, as calculated in the foregoing manner for each and every space or division thereof (whether or not such space is leased or occupied) within the Building or buildings upon Lot No. 46.25. Notwithstanding the foregoing provisions of this Article, in the event the obligations of Tenant under either Section 7.03 and/or Article 14 of this Lease are specifically identifiable separate charges relating to Tenant, the Building and/or the Demised Premises, then, and in such event the obligations of Tenant (including Tenant's proportionate share thereof) under this Lease may, at Landlord's option, be measured and payable in accordance with such separate and






specifically identifiable charge. For purposes of this Lease, as of the date hereof 3,696 square feet is deemed to be leased as office space and 1,416 square feet is deemed to be leased as non-office or processing space. In the event Tenant shall hereafter make any alterations to the Demised Premises which result in an increase in the amount of office space, Tenant hereby covenants and agrees to execute upon demand a modification of lease agreement modifying this Article 31 to evidence the resulting increase in office space. The foregoing is not to be construed in any manner so as to relieve Tenant of its obligations pursuant to Section 6.01 hereof.

       Section 31.01. (b) Landlord shall have the right at any time during the Term or any extension term hereof, and Tenant hereby consents thereto, to subdivide Lot Nos. 46.24 and/or 46.25 into such additional lot or lots as Landlord may in its sole discretion elect and to expand Lot Nos. 46.24 and/or
46.25 as Landlord may in its sole discretion elect, provided that the whole of the Building shall remain entirely within one such subdivision. Notwithstanding anything contained in this Lease to the contrary, in the event of any such subdivision or expansion of Lot Nos. 46.24 and/or 46.25 by Landlord then, at Landlord's option, (i) references in this Lease to Lot No. 46.24 and/or 46.25, as the case may be, may be deemed to be to the original (pre-subdivision or pre-expansion) Lot No. 46.24 or 46.25, as the case may be, or any portion(s) thereof of which the Demised Premises (or Common Areas) forms a part, and (ii) in calculating Tenant's proportionate share(s), Landlord may use as the denominator of the fraction(s) representing Tenant's proportionate share(s) the building(s) or portions thereof within said original Lot Nos.
46.24 and 46.25 or any portion(s) thereof of which the Demised Premises (or Common Areas) forms a part. In the event of such subdivision or expansion, Tenant agrees to execute an agreement in recordable form setting forth the description of Lot No. 46.24 and/or 46.25, as the case may be, as so subdivided or expanded and as renamed and/or renumbered.


                   ARTICLE 32. SHIFT PREMISES

          Section 32.01. Landlord hereby reserves the right (and Tenant hereby acknowledges and consents thereto), after at least thirty (30) days written notice to Tenant, to shift the location of the Demised Premises to an alternate location of substantially equivalent size and condition within the Center, provided Landlord shall reimburse Tenant for all reasonable actual out-of-pocket expenses incurred by Tenant in connection with such shift upon demand therefor accompanied by paid invoices evidencing such expenses.


                      THERE IS NO ARTICLE 33 TO THIS LEASE



               ARTICLE 34. RELATIONSHIP OF PARTIES

          Section 34.01. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as constituting the Landlord a partner of Tenant in the conduct of Tenant's business, or as creating the relationship of principal and agent or joint venturers between the parties hereto, it being the intention of the parties hereto that the relationship between them is and shall at all times be and remain that of Landlord and Tenant only. Tenant agrees upon the demand of Landlord to deliver to Landlord and any mortgagee of Landlord the most recently available financial statements of Tenant and any guarantor of this Lease, certified to by an officer thereof, and updated to the extent reasonably requested by Landlord or any such mortgagee.






                      ARTICLE 35. CAPTIONS

       Section 35.01. The Article captions contained herein are for convenience only and do not define, limit, or construe the contents of such Articles and are in no way to be construed as a part of this Lease.


                     ARTICLE 36. DEFINITIONS

         Section 36.01. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

       Section 36.02. If any provision of this Lease or the application thereof
to   any  person  or  circumstances  shall,  to  any  extent,  be  invalid  or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


                  ARTICLE 37. ENTIRE AGREEMENT

          Section 37.01. This instrument of Lease contains the entire and only agreement between the parties concerning the Demised Premises. No prior oral or written statements or representation, if any, of any party hereto or any representative of a party hereto, not contained in this instrument, shall have any force or effect. This Lease shall not be modified in any way, except by a writing executed by Landlord and Tenant. No oral agreement or representations shall be deemed to constitute a lease other than this agreement. This agreement shall not be binding until it shall have been executed and delivered by Landlord and Tenant. The submission of this Lease to Tenant prior to its execution by Landlord shall not be an offer to lease.


               ARTICLE 38. SUCCESSORS IN INTEREST

        Section 38.01. All provisions herein contained shall bind and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns, as the case may be. In the event Landlord or any successor-lessor (owner) of the Demised Premises shall convey or otherwise dispose of the Demised Premises and/or the Center and/or the Tax Lot of which the Demised Premises forms a part, all liabilities and obligations of Landlord or such successor-lessor (owner), as Landlord under this Lease shall terminate upon such conveyance or disposal.

         Section 38.02.  If Landlord, or any successor in interest to Landlord,
shall  be    an  individual,  joint  venturer,  executor,  estate,  personal representative, conservator, tenancy-in-common, trustee, trust, partnership, general or limited, limited liability partnership, limited liability company, firm or corporation, there shall be no personal liability on the part of such
individual  or    on  the  part  of  any  members  of  such  joint  venture, tenancy-in-common, trustee, trust, partnership, company, firm or corporation, its officers, managers, directors, members or stockholders, or on the part of such joint venture, estate, tenancy-in-common, trustee, trust, partnership, company, firm or corporation as to any of the provisions, covenants or conditions of this Lease. Tenant hereby acknowledges that it shall look solely to the real property interest of Landlord in Lot No. 46.25 (or, in the event of a subdivision of said Lot, such subdivided portion thereof which includes the Demised Premises) for the satisfaction or assertion of any claims,





rights and remedies of Tenant against Landlord, in the event of breach by Landlord of any of the terms, provisions, covenants or conditions of this Lease.


                      ARTICLE 39. SECURITY

              Section 39.01. Tenant has deposited with Landlord the sum of SIX THOUSAND EIGHT HUNDRED SIXTEEN and 00/100 ($6,816.00) DOLLARS as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease. In the event Tenant defaults in respect of any of the provisions, covenants and conditions of this Lease, including, but not limited to, the payment of annual minimum rental and additional rent, Landlord may, from time to time, use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any annual minimum rental and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the provisions, covenants and conditions of this Lease, including, but not limited to, reasonable counsel fees and other collection charges, or of any damages or deficiency in the reletting, repairing or altering of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all the provisions, covenants and conditions of this Lease, the security shall be returned to Tenant, without interest, after the expiration of the Lease, and after delivery of entire possession of the Demised Premises to Landlord. If, due to Tenant's default hereunder, Landlord shall be entitled to apply or retain any portion of said security, Tenant shall within thirty (30) days following demand, deposit with Landlord such amount as may be necessary to restore the amount of security to the amount set forth in the first sentence of this Article. Tenant shall not assign or encumber the security deposited hereunder and neither Landlord or its successors or assigns shall be bound by any such assignment or encumbrance. In the absence of evidence satisfactory to Landlord of any assignment of the right to receive the security, or the remaining portion thereof, Landlord may return the security to the original tenant regardless of any number of assignments of the Lease itself. In the event of a sale of the Demised Premises or larger premises of which the Demised Premises form a part, Landlord shall transfer the security to the purchaser for the benefit of Tenant and Landlord, after giving notice to Tenant, shall be deemed released by Tenant from all liability for the return of such security and Tenant shall look solely to the new owner for the return thereof. No holder of any mortgage upon the Demised Premises or the larger property of which the Demised Premises forms a part shall be responsible in connection with the security deposited hereunder unless such mortgagee shall have in fact received such security and acknowledged such receipt in writing to Tenant.


        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

ATTEST:                             46.25 ASSOCIATES L.P.,
                                    a Delaware limited partnership


                              By:   Middlesex Business Development Corp.


                                          By:   /s/ Robert C. Baker
                                          Robert C. Baker
                                          President




                                    MICROFRAME, INC.,
                                    a New Jersey corporation


                                          By:   /s/ Lonnie L. Sciambi
                                          Lonnie L. Sciambi
                                          President and Chief Executive Officer






















































STATE OF NEW YORK     )
                        SS.:
COUNTY OF WESTCHESTER )



           BE IT REMEMBERED, that on the 20th day of July, 1995, before me, the subscriber, a notary public of the State of New York, , personally appeared Robert C. Baker, President of Middlesex Business Development Corp., as general partner of 46.25 ASSOCIATES L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as such general partner, made by virtue of the authority of its board of directors.



                                  /s/ Patricia Ormerod
                                  NOTARY PUBLIC

                                    PATRICIA ORMEROD
                                    Notary Public, State of New York
                                    No. 4893560
                                    Qualified in Westchester County
                                    Commission Expires June 1, 1997



STATE OF NEW JERSEY   )
                        SS.:
COUNTY OF MIDDLESEX   )



        BE IT REMEMBERED, that on the 13th day of July, 1995, before me, the subscriber, a notary public of the State of New Jersey, personally appeared Lonnie L. Sciambi, President and Chief Executive Officer of MICROFRAME, INC., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.



                                  /s/ Pauline Siecinski
                                  NOTARY PUBLIC

                                    PAULINE SIECINSKI
                                    NOTARY PUBLIC OF NEW JERSEY
                                    My Commission Expires Nov. 6, 1999






